TL1 P-1 05/15

SUPPLEMENT DATED MAY 26, 2015

TO THE CURRENTLY EFFECTIVE PROSPECTUS

DATED JANUARY 1, 2015

 OF

Templeton INCOME TRUST

(Templeton Constrained Bond Fund, Templeton Emerging Markets Bond Fund, Templeton Global Bond Fund, Templeton Global Total Return Fund, Templeton International Bond Fund)

The Prospectus is amended as follows:

For the Templeton Constrained Bond Fund, the following paragraphs are added to the “Fund Summaries” section above “Investment Goal” on page 2 and to the “Fund Details” section above “Investment Goal” on page 50:

On May 19, 2015, the Board of Trustees of Templeton Income Trust on behalf of Templeton Constrained Bond Fund approved a proposal to terminate and liquidate the Fund. The liquidation is anticipated to occur on or about August 27, 2015 (Liquidation Date), but may be delayed if unforeseen circumstances arise.

Effective at the close of market on or about June 10, 2015, the Fund is closed to new investors. Existing investors who had an open and funded account on June 10, 2015 can continue to invest through exchanges and additional purchases. Effective at the close of market on August 20, 2015, the Fund will be closed to additional investments from existing shareholders, except for purchases made through reinvestment of dividends or capital gains distributions. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed.

Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, an exchange out of the Fund prior to the Liquidation Date may be considered a taxable transaction and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances. Participants in an Employer Sponsored Retirement Plan that is a Fund shareholder should consult with their plan sponsor for further information regarding the impact of the liquidation. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

The Fund reserves the right to modify this policy at any time.

Please keep this supplement for future reference.

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